UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2025

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
NYSE Chicago
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 2.01     Completion of Acquisition or Disposition of Assets.
On January 31, 2025 (the “Closing Date”), Baxter International Inc. (the “Company”) completed the previously announced sale of all issued and outstanding equity interests of Vantive Health LLC, a Delaware limited liability company (the “KidneyCo”), Vantive Mexico LLC, a Delaware limited liability company (the “US-Mexico Holdco”), Gambro Renal Products, Inc., a Delaware corporation (the “Gambro Subsidiary”), RTS Worldwide Holdings Inc., a Delaware corporation (the “RTS Holdco” and, together with KidneyCo, the US-Mexico Holdco and the Gambro Subsidiary, the “US Corps”), Vantive Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Dutch Holdco”), Vantive Health GmbH, a Swiss limited liability company (the “Swiss Holdco”), and Vantive Holding Limited, a Jersey corporation (the “Jersey Newco” and, together with the Dutch Holdco and the Swiss Holdco, the “Non-US Entities” and together with the US Corps, the “Divested Entities”) to Spruce Bidco I, Inc., a Delaware corporation (“US Bidco I”), Spruce Bidco II, Inc., a Delaware corporation (“US Bidco I”), Spruce Bidco I Limited, an Irish corporation (“Irish Bidco”), and CP Spruce Holdings, S.C.Sp, a Luxembourg special limited partnership (société en commandite spéciale) having its registered office at 2 avenue Charles de Gaulle, L-1653 Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B288011, represented by its managing general partner (associé commandité gérant) CP VIII Spruce GP S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) having its registered office at 2 avenue Charles de Gaulle, L-1653 Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B287936 (together with US Bidco I, US Bidco II and Irish Bidco, “Buyer”), in accordance with the terms of the Equity Purchase Agreement, dated as of August 12, 2024, by and among Buyer and the Company (as amended by the First Amendment to the Equity Purchase Agreement dated as of January 31, 2025 (the “Amendment”), the “Purchase Agreement”). At signing of the Purchase Agreement, the Buyer and Seller agreed to an aggregate purchase price of $3.80 billion in cash, subject to certain closing cash, working capital and debt adjustments. After giving effect to the adjustment mechanisms in the Purchase Agreement, the Company received approximately $3.71 billion of net, pre-tax cash proceeds at closing of the transaction, subject to certain post-closing adjustments.
The Amendment provides that, among other things, the closing of the purchase and sale of the Interests (as defined in the Purchase Agreement) (excluding any transactions consummated at any Local Closing (as defined in the Purchase Agreement)) would be effective at 11:59 PM Eastern Time on the Closing Date.
Pursuant to the Purchase Agreement, (i) effective as of the Closing Date, each outstanding and unvested equity award or cash-based retention award granted to a Vantive Transferred Business Employee (as defined in the Purchase Agreement), other than (x) stock option awards that are underwater as of such date and (y) any portion of such outstanding and unvested equity awards that remained outstanding at the Closing Date and eligible for payout on the terms provided in the applicable award agreement for retirement eligible participants (each, an “LTIP Award”), vested on a pro rata basis, with such pro rata portion computed based on the number of calendar days elapsed from the start of the vesting period applicable to such LTIP Award through the Closing Date, relative to the total number of calendar days in such vesting period, (ii) any such accelerated portion was or will be settled within the time period set forth in the applicable award agreement (such treatment described in clauses and (i) and (ii), the “LTIP Award Treatment”) and (iii) Buyer became obligated to grant cash-based replacement awards in respect of the forfeited portion of each such LTIP Award (excluding stock option awards) in accordance with the terms and conditions of the Purchase Agreement.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase

Agreement, which was filed with the U.S. Securities and Exchange Commission as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 13, 2024, and is incorporated herein by reference.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In accordance with the terms and conditions of the Purchase Agreement, effective as of the Closing Date, Chris Toth ceased serving as Executive Vice President and Group President, Kidney Care, and as an executive officer of the Company. In connection therewith, Mr. Toth became entitled to receive the LTIP Award Treatment in respect of his outstanding and unvested LTIP Awards as described in Item 2.01 of this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

10.1
First Amendment to the Equity Purchase Agreement, dated as of January 31, 2025, by and among Baxter International Inc., Spruce Bidco I, Inc., Spruce Bidco II, Inc., Spruce Bidco I Limited and CP Spruce Holdings, S.C.Sp.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 31, 2025

BAXTER INTERNATIONAL INC.

By:	/s/ Joel T. Grade
Name:	Joel T. Grade
Title:	Executive Vice President, Chief Financial Officer and Interim Chief Accounting Officer